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                                                                   Exhibit 23.2

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 7, 1998 relating to the consolidated financial statements, which appears in Senetek PLC's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



Price Waterhouse

London, England
May 23, 2000

                                    EX232-1